Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER IN ACCORDANCE WITH SECTION 906 OF THE SARBANES-OXLEY ACT

In conjunction with the annual report of Sharps Compliance Corp. (the “Company”) on Form 10-K for the year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof, I, Diana P. Diaz, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)
The Form 10-K report for the year ended June 30, 2012, filed with the Securities and Exchange Commission on August 30, 2012, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)
The information contained in the Form 10-K report for the year ended June 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of Sharps Compliance Corp.

Date: August 30, 2012	By: /s/ DIANA P. DIAZ
Diana P. Diaz
Vice President and Chief Financial Officer